1PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFS I n v e s t o r P r e s e n t a t i o n — F e b r u a r y 2 0 2 5 EXHIBIT 99.1

This presentation contains forward-looking statements about the business, financial condition, outlook and prospects of FirstCash Holdings, Inc. and its wholly owned subsidiaries (together, the “Company”). Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations, outlook and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward- looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. While the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this presentation. Such factors may include, without limitation, risks related to the extensive regulatory environment in which the Company operates; risks associated with the legal and regulatory proceedings that the Company is a party to or may become a party to in the future, including the Consumer Financial Protection Bureau (the “CFPB”) lawsuit filed against the Company; risks related to the Company’s acquisitions, including the failure of the Company’s acquisitions to deliver the estimated value and benefits expected by the Company and the ability of the Company to continue to identify and consummate acquisitions on favorable terms, if at all; potential changes in consumer behavior and shopping patterns which could impact demand for the Company’s pawn loan, retail, lease-to-own (“LTO”) and retail finance products; labor shortages and increased labor costs; a deterioration in the economic conditions in the United States and Latin America, including as a result of inflation, elevated interest rates and higher gas prices, which potentially could have an impact on discretionary consumer spending and demand for the Company’s products; currency fluctuations, primarily involving the Mexican peso; changes in gold prices; competition the Company faces from other retailers and providers of retail payment solutions; the ability of the Company to successfully execute on its business strategies; contraction in sales activity at merchant partners of the Company’s retail point-of-sale (“POS”) payment solutions business; impact of store closures, financial difficulties or even bankruptcies at the merchant partners of the Company’s retail POS payment solutions business; the ability of the Company’s retail POS payment solutions business to continue to grow its base of merchant partners, including those outside of the furniture vertical, and other risks discussed and described in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and other reports filed with the Securities and Exchange Commission (the “SEC”). Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this presentation speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. 2PAGE CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTSNASDAQ: FCFS FIRSTCASH HOLDINGS, INC. INVESTORS.FIRSTCASH.COM

NASDAQ: FCFS 3PAGEFIRSTCASH HOLDINGS, INC. OUR BUSINESS ‒ WE ARE THE LEADING OPERATOR OF PAWN STORES IN THE U.S. AND LATIN AMERICA ‒ OVER 3,000 PAWN LOCATIONS ‒ OPERATIONS IN FIVE COUNTRIES OUR RESULTS ‒ PROVEN ABILITY TO GROW REVENUES AND EARNINGS ‒ STRONG FINANCIAL POSITION ‒ CONSISTENT SHAREHOLDER RETURNS SILVER SPRING, MARYLAND

4PAGEFIRSTCASH HOLDINGS, INC. $803 $987 $1,012 $1,925 $2,165 $2,376 $2,729 $3,152 $3,389 $0 $1,200 $2,400 $3,600 2022 2023 2024 RETAIL POS PAYMENT SOLUTIONS SEGMENT PAWN SEGMENTS FIRSTCASH HIGHLIGHTSNASDAQ: FCFS BY THE NUMBERS TRAILING TWELVE-MONTHS AS OF DECEMBER 31, 2024 ‒ REVENUE: $3.4 BILLION ‒ GAAP NET INCOME: $259 MILLION ‒ ADJUSTED NET INCOME: $303 MILLION ‒ ADJUSTED EBITDA: $558 MILLION CORE PAWN OPERATIONS DRIVE GROWTH TOTAL REVENUE — $ IN MILLIONS INVESTORS.FIRSTCASH.COM

5PAGEFIRSTCASH HOLDINGS, INC. PAWN OPERATIONS NASHVILLE, TENNESSEE NASDAQ: FCFS INVESTORS.FIRSTCASH.COM

With over 12 million individual pre- owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas… BRANDS OUR CUSTOMERS KNOW AND TRUST PAWN OVERVIEW FIRSTCASH IS THE LEADING INTERNATIONAL OPERATOR OF PAWN STORES WITH MORE THAN 3,000 RETAIL PAWN LOCATIONS AND 20,000 EMPLOYEES IN 29 U.S. STATES, THE DISTRICT OF COLUMBIA AND FOUR COUNTRIES IN LATIN AMERICA INCLUDING MEXICO, GUATEMALA, COLOMBIA AND EL SALVADOR… Provide quick and convenient retail and credit solutions to unbanked, under-banked and credit-challenged customers MISSION Grow revenues and income by opening new retail pawn locations, acquiring existing pawn stores in strategic markets and increasing revenue and operating profits in existing stores BUSINESS STRATEGYPawn stores are neighborhood-based retail locations that buy and sell pre-owned consumer products such as jewelry, electronics, tools, appliances, sporting goods and musical instruments, and make small consumer pawn loans PAWN INDUSTRY “About 53 million U.S. adults don’t have credit scores. Another roughly 56 million have subprime scores. Some have a checkered borrowing history or high debt loads. But others, banks point out, just don’t have traditional borrowing backgrounds, often because they are new to the U.S. or pay for most expenses with cash” — THE WALL STREET JOURNAL Pawn National Pawn Trust, Value, Satisfaction. Guaranteed SM 6PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFS INVESTORS.FIRSTCASH.COM

66 123 282 595 906 2,085 2,679 1988 1989 – 1996 1997 – 2001 2002 – 2005 2006 - 2010 2011 – 2013 2014 – 2016 2017 – 2019 2020 – 2024 FIRSTCASH PAWN SEGMENT HISTORY PRIMARY LONG-TERM BUSINESS PLAN IS TO CONTINUE GROWING PAWN REVENUES AND INCOME BY OPENING NEW (“DE NOVO”) RETAIL PAWN LOCATIONS, ACQUIRING EXISTING PAWN STORES IN STRATEGIC MARKETS AND INCREASING REVENUE AND OPERATING PROFITS IN EXISTING STORES… 7PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFS FIRST ACQUIRED STORE SUITLAND, MD USA FIRST STORE 1988 HALTOM CITY, TX USA 100+ STORES IN MEXICO OVER 260 DE NOVO STORES OPENINGS 500TH LATAM STORE OPENED FIRST STORES IN MEXICO 100TH DE NOVO STORE WORLDWIDE 500TH DE NOVO STORE OPENED 300+ TOTAL STORES IN MEXICO CASH AMERICA MERGER: (OVER 800 U.S. STORES) MAXI PRENDA ACQUISITION: (FIRST STORES IN GUATEMALA & EL SALVADOR) 530+ STORE ACQUISITION FIRST STORES IN COLOMBIA 576 STORES ADDED SINCE 2020 308 NEW STORE OPENINGS AND 268 ACQUIRED SINCE 2017 — 1,353 PAWN STORES HAVE BEEN OPENED OR ACQUIRED 3,026 MILESTONE: OVER 3,000 STORES AS OF 12/31/2024 INVESTORS.FIRSTCASH.COM

1 2 3 4 8PAGE PAWN PRODUCT OVERVIEWNASDAQ: FCFS FIRSTCASH HOLDINGS, INC. $87 $283 $0 $50 $100 $150 $200 $250 $300 LATAM U.S. PAWN LOANS ARE CUSTOMER FRIENDLY ‒ NON-RECOURSE LOANS ‒ NO CREDIT CHECK OR BANK ACCOUNT REQUIRED ‒ NO COLLECTION ACTIVITY OR REPORTING TO CREDIT BUREAUS PAWN LOANS ARE SMALL AND AFFORDABLE ‒ TYPICALLY, 30-TO-60-DAY TERM ‒ AVERAGE LOAN SIZE: PAWN TRANSACTION CYCLE TOTAL TRANSACTION TIME GENERALLY LESS THAN 15 MINUTES PAWN LOANS HAVE LIMITED CREDIT RISK ‒ FULLY COLLATERALIZED WITH PERSONAL PROPERTY ‒ COLLATERAL HELD IN SECURE BACKROOM OF STORE ‒ RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS TYPICAL RETAIL MARGIN: 35% - 45% AVERAGE MONTHLY FEE OF $30 - $35 IN THE U.S. AND $11 - $14 IN LATAM CUSTOMER DOES NOT REPAY LOAN OR FEE — COLLATERAL FORFEITS CUSTOMER REPAYS LOAN & PAWN SERVICE FEE — COLLATERAL RETURNED TO CUSTOMER ~25% - 30% ~70% - 75% CUSTOMER NEEDING CASH ENTERS STORE WITH PERSONAL ASSET MAKE DECISION TO SELL OR TAKE A PAWN LOAN ~25% ~75% SELLS ASSET TO COMPANY PAWN LOAN (COLLATERALIZED WITH ASSET) RETAIL INVENTORY RETAIL SALES PAWN FEES AS OF 12/31/2024 INVESTORS.FIRSTCASH.COM

DATA FROM OVER 3,000 PAWN LOCATIONS CONTINUALLY CAPTURED AND REFRESHED FROM MORE THAN 13 MILLION ANNUAL RETAIL TRANSACTIONS ‒ INVENTORY SALES DATABASE PROVIDES REAL-TIME PRICING, TURNOVER AND MARGIN DATA BY MERCHANDISE CATEGORY ‒ PAWN LENDING METRICS INCLUDING COLLATERAL MIX, LOAN-TO-VALUE AND REDEMPTION RATES ARE TRACKED CONTINUALLY PROPRIETARY DATA AND ALGORITHMS ARE USED TO DETERMINE COLLATERAL VALUE AND EXPECTED RETAIL PRICING ANALYTICS AND ALGORITHMS PROVIDE PRODUCT AND CUSTOMER PERFORMANCE METRICS THAT DRIVE PREDICTABLE YIELDS AND OPTIMIZED RETAIL SALES MARGINS 9PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFS INVESTORS.FIRSTCASH.COM DATA ANALYTICS DELIVER SCALABLE HIGH-PERFORMING OPERATING METRICS LAS VEGAS, NEVADA

10PAGE PAWN HAS PERFORMED WELL ACROSS ECONOMIC CYCLES NASDAQ: FCFS FIRSTCASH HOLDINGS, INC. $3.4 $4.0 $4.3 $4.8 $5.0 $5.2 $5.3 $5.2 $5.2 $5.5 $6.0 $6.0 $6.1 $5.1 $5.4 $5.7 $6.0 $6.2 $0.0 $2.5 $5.0 $7.5 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 $557 $615 $657 $721 $785 $832 $820 $785 $746 $719 $746 $780 $805 $732 $692 $812 $891 $977 $0 $400 $800 $1,200 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Financial Crisis COVID PAWN RECEIVABLES ARE FULLY COLLATERALIZED AND SUBJECT TO VERY MINIMAL CONSUMER CREDIT RISK CREDIT TIGHTENING BY UNSECURED LENDERS DRIVES INCREASED DEMAND FOR PAWN LOANS DURING THE FINANCIAL CRISIS: ‒ STORES IN THE U.S. SAW A 50% INCREASE IN PAWN RECEIVABLES FROM 2007 TO 2012; LATAM STORES SAW GROWTH OF 31% OVER THE SAME PERIOD ‒ RETAIL GROSS PROFIT IN THE U.S. INCREASED 25% FROM 2007 TO 2012; LATAM STORES INCREASED 59% OVER THE SAME PERIOD CURRENT TRAILING TWELVE-MONTH GROSS PROFIT PERFORMANCE IS NOW ABOVE RESULTS DURING THE GREAT FINANCIAL CRISIS LATAM LEGACY 1 CORE GROSS PROFIT PESO $ IN MILLIONS — AVG TTM PER STORE DOMESTIC LEGACY 1 CORE GROSS PROFIT $ IN THOUSANDS — AVG TTM PER STORE 1 Core pawn GP from legacy U.S. and LatAm First Cash stores in operation since 2007 PAWN FEESRETAIL GROSS PROFIT Financial Crisis COVID INVESTORS.FIRSTCASH.COM

INVESTORS.FIRSTCASH.COM

FirstCash
NASDAQ: FCFS

PAWN COLLATERAL AND INVENTORY COMPOSITION

JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER

U.S. PAWN


72%
9%
PAWN COLLATERAL
59%
11%
INVENTORY

LATAM PAWN


42%
39%
PAWN COLLATERAL
35%
46%
INVENTORY

CONSOLIDATED PAWN


65%
16%
PAWN COLLATERAL
52%
21%
INVENTORY

AS OF 12/31/2024

FIRSTCASH HOLDINGS, INC.
PAGE 11

INVESTORS.FIRSTCASH.COM

Sustainability is Core to FirstCash and a Commitment to Social Responsibility

Sustainability

Pawnshops Pioneered Circular Economy

— Neighborhood-based stores contribute to the modern "Circular Economy"

Extending Life Cycle of Consumer Products

— Inventory is pre-owned merchandise which is sourced and then recycled within each store's geographic neighborhood

Saving Water and Carbon Emissions with No Packaging or Hazardous Waste

— Local sourcing of pre-owned goods eliminates carbon footprint of manufacturing facilities, distribution centers and transportation services

Safe Environment

— Buy and resell popular consumer products in a safe and secure environment for employees and customers

Social Responsibility

Employee Empowerment

— Employee-training programs that promote customer service and professionalism

— Specialized skill training programs in lending practices, merchandise valuation and regulatory compliance

— Profit sharing programs which pay on average 4-5% of gross profit directly to employees

Customer and Employee Protections

— Committed to health, safety and wellness through employee benefit programs and robust physical security infrastructure

— Consumer protection programs focused on privacy, regulatory compliance and data security

Diverse Workplace


Global Gender
All Employees
Management
55%
45%
56%
44%
U.S. Race & Ethnicity
All Employees
Management
72%
28%
66%
34%
Women
Men
Diverse
Non-Diverse

As of 12/31/2024

FIRSTCASH HOLDINGS, INC.
12

NASDAQ: FCFS 13PAGEFIRSTCASH HOLDINGS, INC. U.S. PAWN SEGMENT 1,200 FULL-SERVICE U.S. LOCATIONS 29 STATES AND THE DISTRICT OF COLUMBIA AS OF 12/31/2024 GRAND PRAIRIE, TEXAS

14PAGE U.S. PAWN SEGMENT 29 U.S. STATES AND THE DISTRICT OF COLUMBIA NASDAQ: FCFS FIRSTCASH HOLDINGS, INC. INVESTORS.FIRSTCASH.COM 27 27 22 47 30 96 29 0 25 50 75 100 2018 2019 2020 2021 2022 2023 2024 U.S. PAWN MARKET IS LARGE AND HIGHLY FRAGMENTED — OVER 12,000 ESTIMATED PAWN SHOPS IN U.S. FIRSTCASH LOCATIONS FOCUSED IN MARKETS WITH: ‒ GROWING POPULATIONS ‒ FAVORABLE CUSTOMER DEMOGRAPHICS ‒ STABLE REGULATIONS ‒ OPPORTUNITIES TO FURTHER ADD LOCATIONS NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GAAL FL KY TN NC VA WY SC 29 30 47 485 6 1 5 24 1 19 36 29 21 22 74 56 4724 87 49 23 13 27 MD 28 DC 3 FORT WORTH, TX FIRSTCASH HEADQUARTERS 2 MS 5 3 3 1 OR ND SD IA 1,200 LOCATIONS CONTINUED GROWTH OPPORTUNITIES U.S. STORE ADDITIONS BY YEAR AS OF 12/31/2024

$381 $424 $98 $112 $0 $200 $400 $600 Q4 2023 Q4 2024 Q4 2023 Q4 2024 REVENUE SEGMENT CONTRIBUTION 15PAGE U.S. PAWN SEGMENT HIGHLIGHTS $ IN U.S. MILLIONS NASDAQ: FCFS FIRSTCASH HOLDINGS, INC. +11% 4.5% 5.6% 11.0% 13.7% 14.5% 10.7% 9.5% 12.1% 19.0% 16.3% 20.5% 25.8% 0.0% 12.0% 24.0% 36.0% 2024 Q1 2024 Q2 2024 Q3 2024 Q4 PRIOR-YEAR CURRENT-YEAR REVENUE & SEGMENT CONTRIBUTION PAWN RECEIVABLES: SAME-STORE 2-YEAR STACKED GROWTH RATE 148% 174% 170% 156% 162% 158% 0% 70% 140% 210% $0 $400 $800 $1,200 2019 2020 2021 2022 2023 2024 PAWN FEES RETAIL GP SCRAP GP GP RETURN/EARNING ASSETS 58% 57% 59% 59% 43% 42% 42% 43% 24% 25% 26% 26% 0% 25% 50% 75% Q 4 2 0 2 1 Q 1 Q 2 Q 3 Q 4 2 0 2 2 Q 1 Q 2 Q 3 Q 4 2 0 2 3 Q 1 Q 2 Q 3 Q 4 2 0 2 4 GROSS PROFIT MARGIN RETAIL MARGIN SEGMENT PRE-TAX PROFIT MARGIN RETURN ON EARNING ASSETSMARGINS INVESTORS.FIRSTCASH.COM +14% $1,369 $1,569 $336 $397 $0 $700 $1,400 $2,100 FY 2023 FY 2024 FY 2023 FY 2024 REVENUE SEGMENT CONTRIBUTION RETAIL PAWN FEES SCRAP +18% +15%

FirstCash
Nasdaq: FCFS

Tecamachalco, Mexico


FIRSTCASH
EMPEÑO Y JOYERIA
DIAMANTES VIDEOJUEGOS ELECTRONICOS ORO
¡ACEPTAMOS MOTOS!

INVESTORS.FIRSTCASH.COM

FirstCash

LatAm Pawn Segment

Over 1,800 Latin America Locations in Four Countries

- Latin American markets remain receptive to pawn given the high concentration of unbanked and underbanked consumers
- FirstCash's well-established Latin American infrastructure and strong cash flows support the Company's long-term growth strategy in these markets
- Significant opportunity for continued de novo openings and acquisitions across the Company's existing markets in Latin America
- FirstCash continues to evaluate opportunities for expansion into additional Latin America markets

Pawn Locations by Country

Central + South America Operations:

101 Stores Across 3 Countries


El Salvador
17
Guatemala
72
Colombia
12

Mexico Operations:

1,725 Stores in all 32 States


1,725
Monterrey, MX
LatAm Headquarters
Includes 10 Store Acquisition (November 2024)

As of 12/31/2024

FIRSTCASH HOLDINGS, INC.
PAGE 16

17PAGE NASDAQ: FCFS FIRSTCASH HOLDINGS, INC. AS OF 12/31/2024 25+ YEARS OF LATAM GROWTH STORE COUNT AND REVENUE — $ IN MILLIONS INVESTORS.FIRSTCASH.COM 60 45 61 60 1 10 60 46 61 70 0 30 60 90 2021 2022 2023 2024 DE NOVO OPENINGS ACQUISITIONS $368 $417 $487 $557 $671 $553 $592 $675 $803 $812 $368 $485 $573 $666 $803 $725 $742 $839 $892 $927 $0 $200 $400 $600 $800 $1,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 TOTAL REVENUE, USD $ CC TOTAL REVENUE, 2015 MXN @ 15.85 LATAM STORE ADDITIONS BY YEAR TTM REVENUE GROWTH TAMPICO, MEXICO

18PAGE NASDAQ: FCFS FIRSTCASH HOLDINGS, INC. LATAM PAWN SEGMENT HIGHLIGHTS $ IN CONSTANT CURRENCY 1 MILLIONS, EXCEPT AS OTHERWISE NOTED $223 $240 $45 $48 $0 $100 $200 $300 Q4 2023 Q4 2024 Q4 2023 Q4 2024 REVENUE SEGMENT CONTRIBUTION REVENUE & SEGMENT CONTRIBUTION1 178% 193% 195% 192% 196% 193% 0% 80% 160% 240% $0 $200 $400 $600 2019 2020 2021 2022 2023 2024 PAWN FEES RETAIL GP SCRAP GP GP RETURN/EARNING ASSETS 52% 50% 51% 51% 36% 34% 35% 34% 22% 21% 20% 20% 0% 20% 40% 60% Q 4 2 0 2 1 Q 1 Q 2 Q 3 Q 4 2 0 2 2 Q 1 Q 2 Q 3 Q 4 2 0 2 3 Q 1 Q 2 Q 2 Q 4 2 0 2 4 GROSS PROFIT MARGIN RETAIL MARGIN SEGMENT PRE-TAX PROFIT MARGIN RETURN ON EARNING ASSETS ($ IN U.S. MILLIONS)MARGINS (CALC’D FROM $ IN USD) 7.4% 1.2% (0.4%) 2.5% 6.9% 7.7% 6.1% 12.1% 14.3% 8.9% 5.7% 14.6% (5.0%) 5.0% 15.0% 25.0% 2024 Q1 2024 Q2 2024 Q3 2024 Q4 PRIOR-YEAR CURRENT-YEAR PAWN RECEIVABLES: SAME-STORE 2-YEAR STACKED GROWTH RATE 1 INVESTORS.FIRSTCASH.COM $803 $833 $156 $154 $0 $400 $800 $1,200 FY 2023 FY 2024 FY 2023 FY 2024 REVENUE SEGMENT CONTRIBUTION RETAIL PAWN FEES SCRAP +8% +7% +4% 1 Constant currency results are non-GAAP financial measures. Please reference the Press Release dated as of 01/30/2025 for further explanation

19PAGEFIRSTCASH HOLDINGS, INC. TAMPICO, MEXICORETAIL POS PAYMENT SOLUTIONS NASDAQ: FCFS INVESTORS.FIRSTCASH.COM

20PAGE NASDAQ: FCFS FIRSTCASH HOLDINGS, INC. AS OF 12/31/2024 RETAIL POS PAYMENT SOLUTION OVERVIEW PROVIDES PAYMENT SOLUTIONS FOR THIRD-PARTY RETAILERS AND SERVICE PROVIDERS LEASE-TO-OWN BANK LOANSRETAIL INSTALLMENT CUSTOMERS TAKE ITEMS HOME SAME DAY OR ARRANGE FOR DELIVERY TAKE ITEMS HOME — SAME DAY! AVAILABLE AT APPROXIMATELY 13,600 MERCHANT PARTNER LOCATIONS APPLY — IN STORE OR ONLINE DECISIONS ARE ISSUED QUICKLY UPON REVIEW OF APPLICATION INSTANT DECISIONS — TOTAL TRANSPARENCY AUTO-PAY OPTION MANAGED ONLINE BY THE CUSTOMER PAY AS YOU GO INVESTORS.FIRSTCASH.COM

1 2 21PAGEFIRSTCASH HOLDINGS, INC. INVESTORS.FIRSTCASH.COM DOOR COUNT GROWTH & MERCHANT DIVERSIFICATIONNASDAQ: FCFS TOTAL FOURTH QUARTER ORIGINATION VOLUME INCREASED 4%; EXCLUDING ORIGINATIONS FROM FURNITURE RETAILERS, FOURTH QUARTER ORIGINATIONS INCREASED APPROXIMATELY 36% DRIVEN BY CONTRIBUTIONS FROM BOTH NEW DOORS AND EXPANDING NON- FURNITURE MERCHANT RELATIONSHIPS AT DECEMBER 31, 2024, AFF HAD APPROXIMATELY 13,600 ACTIVE RETAIL AND E-COMMERCE MERCHANT PARTNER LOCATIONS, REPRESENTING A 17% INCREASE IN THE NUMBER OF ACTIVE MERCHANT LOCATIONS COMPARED TO A YEAR AGO 6,500 9,200 11,600 13,600 0 6,000 12,000 18,000 Q4 2021 Q4 2022 Q4 2023 Q4 2024 DOOR COUNT POS PAYMENT TRANSACTION ORIGINATIONS BY PRODUCT CATEGORY 61% 52% 48% 37% 15% 20% 19% 24% 2% 7% 12% 5% 5% 8% 10% 19% 21% 18% 17% 0% 25% 50% 75% 100% 2021 2022 2023 2024 FURNITURE AUTOMOTIVE ELECTIVE MEDICAL JEWELRY OTHER

$240 $250 $256 $251 $273 $256 $252 $286 $284 $0 $120 $240 $360 Q4 2022 Q1 Q2 Q3 Q4 2023 Q1 Q2 Q3 Q4 2024 $238 $248 $251 $250 $263 $251 $250 $248 $0 $120 $240 $360 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $422 $434 $459 $460 $478 $456 $452 $465 $474 $0 $200 $400 $600 Q4 2022 Q1 Q2 Q3 Q4 2023 Q1 Q2 Q3 Q4 2024 $23 $26 $39 $44 $33 $26 $30 $39 $0 $20 $40 $60 Q1 2024 Q2 2024 Q3 2024 Q4 2024 22PAGEFIRSTCASH HOLDINGS, INC. INVESTORS.FIRSTCASH.COM PRIOR-YEAR CURRENT-YEAR Q4 2024 AFF POS PAYMENT SOLUTIONS $ IN U.S. MILLIONS NASDAQ: FCFS TOTAL LEASED MERCHANDISE & FINANCE RECEIVABLES REVENUES PRIOR-YEAR CURRENT-YEAR GROSS TRANSACTION VOLUME SEGMENT CONTRIBUTION +4% YOY

23PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFS FINANCIAL HIGHLIGHTS BOGOTA, COLOMBIA

$2.56 $3.04 $5.36 $4.80 $5.73 $3.01 $3.94 $5.19 $6.06 $6.70 $0.00 $2.50 $5.00 $7.50 2020 2021 2022 2023 2024 $107 $125 $253 $219 $259 $125 $161 $246 $277 $303 $0 $120 $240 $360 2020 2021 2022 2023 2024 $1,631 $1,699 $2,729 $3,152 $3,389 $0 $1,500 $3,000 $4,500 2020 2021 2022 2023 2024 $214 $244 $497 $494 $551 $237 $290 $437 $512 $558 $0 $200 $400 $600 2020 2021 2022 2023 2024 24PAGEFIRSTCASH HOLDINGS, INC. 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation REVENUE INVESTORS.FIRSTCASH.COM EPS ADJUSTED EPS1 NET INCOME ADJUSTED NET INCOME 1 EBITDA ADJUSTED EBITDA1 CONSOLIDATED OPERATING HIGHLIGHTS $ IN MILLIONS, EXCEPT PER SHARE AMOUNTSNASDAQ: FCFS

25PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFS AS OF 12/31/2024 CASH DIVIDENDS & SHARE REPURCHASESNASDAQ: FCFS Q3 2024 DIVIDEND INCREASED TO $0.38; ANNUALIZES TO $1.52 PER SHARE $115 MILLION REMAINING FOR FUTURE SHARE REPURCHASES UNDER THE CURRENT AUTHORIZATION (JULY 2023) CASH DIVIDEND HISTORY ACTIVE SHARE REPURCHASE PROGRAM $275 $114 $107 $50 $158 $114 $85 $93 $368 $482 $588 $638 $796 $910 $995 1,616 4,959 6,264 7,691 8,379 10,583 11,831 12,552 0 6,000 12,000 18,000 24,000 $0 $300 $600 $900 $1,200 2017 2018 2019 2020 2021 2022 2023 2024 C U M U LA T IV E C O U N T S H A R E R E P U R C H A S E D C U M U LA T IV E S H A R E R E P U R C H A S E S ( M IL LI O N S ) ANNUAL REPURCHASES – CURRENT YEAR CUMULATIVE COUNT SHARES REPURCHASED GOLD OUTLINE IDENTIFIES QUARTERLY DIVIDEND INCREASE $0.125 $0.19 $0.22 $0.25 $0.27 $0.27 $0.30 $0.33 $0.35 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.30 $0.33 $0.35 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.33 $0.35 $0.38 $0.19 $0.20 $0.25 $0.27 $0.27 $0.30 $0.33 $0.35 $0.38 $0.57 $0.77 $0.91 $1.02 $1.08 $1.17 $1.26 $1.36 $1.46 $1.52 $0.00 $0.60 $1.20 $1.80 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 RUN RATE QUARTER 1 QUARTER 2 QUARTER 3 QUARTER 4

THE COMPANY’S FUTURE SUCCESS, INCLUDING ITS ABILITY TO ACHIEVE ITS GROWTH AND PROFITABILITY GOALS, IS DEPENDENT ON ITS ABILITY TO EXECUTE ITS LONG-TERM BUSINESS STRATEGY OF MANAGING CAPITAL RESOURCES… 26PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFS STOCK REPURCHASES & DIVIDENDS ‒ OVER 17 MILLION SHARES REPURCHASED ‒ $421 MILLION IN CUMULATIVE DIVIDENDS PAID 1 RETURN OF CAPITAL TO SHAREHOLDERS ACQUISITION INVESTMENTS ‒ 430 PAWN STORES ACQUIRED IN U.S. ‒ 880 PAWN STORES ACQUIRED IN LATIN AMERICA ‒ $487M CASH PORTION OF AFF ACQUISITION CAPITAL EXPENDITURES ‒ 886 DE NOVO STORE OPENINGS ‒ 400 PROPERTIES PURCHASED 2 3 EXPAND PAWN AND RETAIL POS PAYMENT SOLUTIONS OPERATIONS $0 $1,400 $2,800 $4,200 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 CUMULATIVE TOTAL $4.1 BILLION $995 $1,656 $1,469 AS OF 12/31/2024 GROWTH INVESTMENTS & SHAREHOLDER PAYOUTS SINCE 2010 — $ IN MILLIONS

With over 12 million individual pre- owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas… INVESTMENT RECAP 27PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFS INVESTORS.FIRSTCASH.COM PAWN FOCUSED BUSINESS MODEL ‒ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED OR NO ACCESS TO TRADITIONAL CREDIT PRODUCTS ‒ DIVERSIFIED LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS ‒ RESILIENT PAWN FOCUSED BUSINESS MODEL, WITH LIMITED CREDIT RISK PROVEN MULTI-COUNTRY GROWTH STRATEGY – MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW WITH CONTINUED GROWTH THROUGH SMALL ACQUISITIONS ‒ RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND LARGE FORMAT COMPETITION IS LIMITED ‒ ADDITIONAL GROWTH EXPECTED FROM RETAIL POS PAYMENT SOLUTION REVENUES STRONG CASH FLOWS AND BALANCE SHEET SUPPORT: – EARNING ASSET GROWTH ‒ ACQUISITIONS ‒ SHARE BUYBACKS ‒ DIVIDENDS With over 13 million individual pre- owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas…

28PAGEFIRSTCASH HOLDINGS, INC. FINANCIAL APPENDIX NASDAQ: FCFS FORT WORTH, TEXAS (REMODEL)

29PAGE NON-GAAP FINANCIAL INFORMATION PLEASE REFERENCE THE FORM 10-K FILED ON 02/03/2025 FOR FURTHER EXPLANATION NASDAQ: FCFS FIRSTCASH HOLDINGS, INC. The Company uses certain financial calculations such as adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow, adjusted retail POS payment solutions segment metrics and constant currency results as factors in the measurement and evaluation of the Company’s operating performance and period-over-period growth. The Company derives these financial calculations on the basis of methodologies other than GAAP, primarily by excluding from a comparable GAAP measure certain items the Company does not consider to be representative of its actual operating performance. These financial calculations are “non-GAAP financial measures” as defined under the SEC rules. The Company uses these non-GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items, other infrequent charges and currency fluctuations. The Company presents these financial measures to investors because management believes they are useful to investors in evaluating the primary factors that drive the Company’s core operating performance and provide greater transparency into the Company’s results of operations. However, items that are excluded and other adjustments and assumptions that are made in calculating these non-GAAP financial measures are significant components in understanding and assessing the Company’s financial performance. These non-GAAP financial measures should be evaluated in conjunction with, and are not a substitute for, the Company’s GAAP financial measures. Further, because these non-GAAP financial measures are not determined in accordance with GAAP and are thus susceptible to varying calculations, the non-GAAP financial measures, as presented, may not be comparable to other similarly-titled measures of other companies. While acquisitions are an important part of the Company’s overall strategy, the Company has adjusted the applicable financial calculations to exclude merger and acquisition expenses and amortization of acquired AFF intangible assets. The Company does not consider these items to be related to the organic operations of the acquired businesses or its continuing operations and are generally not relevant to assessing or estimating the long-term performance of the acquired businesses. In addition, excluding these items allows for more accurate comparisons of the financial results to prior periods. Merger and acquisition expenses include incremental costs directly associated with merger and acquisition activities, including professional fees, legal expenses, severance, retention and other employee-related costs, contract breakage costs and costs related to the consolidation of technology systems and corporate facilities, among others. The Company has certain leases in Mexico which are denominated in U.S. dollars. The lease liability of these U.S. dollar-denominated leases, which is considered a monetary liability, is remeasured into Mexican pesos using current period exchange rates, resulting in the recognition of foreign currency exchange gains or losses. The Company has adjusted the applicable financial measures to exclude these remeasurement gains or losses (i) because they are non-cash, non-operating items that could create volatility in the Company’s consolidated results of operations due to the magnitude of the end of period lease liability being remeasured and (ii) to improve comparability of current periods presented with prior periods. The Company’s reporting currency is the U.S. dollar, however, certain performance metrics discussed in this report are presented on a “constant currency” basis, which is considered a non-GAAP financial measure. The Company’s management uses constant currency results to evaluate operating results of business operations in Latin America, which are transacted in local currencies in Mexico, Guatemala and Colombia. The Company also has operations in El Salvador, where the reporting and functional currency is the U.S. dollar. The Company believes constant currency results provide valuable supplemental information regarding the underlying performance of its business operations in Latin America, consistent with how the Company’s management evaluates such performance and operating results. Constant currency results reported herein are calculated by translating certain balance sheet and income statement items denominated in local currencies using the exchange rate from the prior-year comparable period, as opposed to the current comparable period, in order to exclude the effects of foreign currency rate fluctuations for purposes of evaluating period-over-period comparisons. INVESTORS.FIRSTCASH.COM

INVESTORS.FIRSTCASH.COM

FirstCash
NASDAQ: FCFS

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

	Y/E 2020	Y/E 2021	Y/E 2022	Y/E 2023	Y/E 2024
NET INCOME	$106,579	$124,909	$253,495	$219,301	$258,815
INCOME TAXES	37,120	41,593	70,138	73,548	83,961
DEPRECIATION AND AMORTIZATION[1]	42,105	45,906	103,832	109,161	104,941
INTEREST EXPENSE	29,344	32,386	70,708	93,243	105,226
INTEREST INCOME	(1,540)	(696)	(1,313)	(1,469)	(1,935)
EBITDA	$213,608	$244,098	$496,860	$493,784	$551,008
ADJUSTMENTS:					
MERGER AND ACQUISITION EXPENSES	1,316	15,449	3,739	7,922	2,228
NON-CASH FOREIGN CURRENCY (GAIN) LOSS RELATED TO LEASE LIABILITY	1,249	644	(1,329)	(2,540)	3,755
AFF PURCHASE ACCOUNTING ADJUSTMENTS	—	43,362	50,354	13,968	—
GAIN ON REVALUATION OF CONTINGENT ACQUISITION CONSIDERATION	—	(17,871)	(109,549)	—	—
OTHER EXPENSES (INCOME), NET	9,064	949	(2,731)	(1,402)	1,446
LOSS ON EXTINGUISHMENT OF DEBT	11,737	—	—	—	—
ADJUSTED EBITDA	$236,974	$289,631	$437,344	$511,732	$558,437

[1] Includes $50 million, $57 million, $57 million and $2 million of amortization expense related to identifiable intangible assets as a result of the AFF Acquisition for the twelve months ended December 31, 2024, 2023, 2022 and 2021, respectively, which is included in the add back of depreciation and amortization to net income used to calculate EBITDA.

	Y/E 2020	Y/E 2021	Y/E 2022	Y/E 2023	Y/E 2024
CASH FLOW FROM OPERATING ACTIVITIES	$222,264	$223,304	$469,305	$416,142	$539,958
CASH FLOW FROM INVESTING ACTIVITIES:					
PAWN LOANS, NET[2]	105,418	(73,340)	(35,817)	(34,978)	(71,999)
FINANCE RECEIVABLES, NET	1,590	(5,844)	(85,353)	(115,442)	(139,314)
PURCHASE OF FURNITURE, FIXTURES, EQUIPMENT AND IMPROVEMENTS	(37,543)	(42,022)	(35,586)	(60,148)	(68,245)
FREE CASH FLOW	$291,729	$102,098	$312,549	$205,574	$260,400
MERGER AND ACQUISITION EXPENSES PAID, NET OF TAX BENEFIT	991	11,872	2,878	6,089	1,706
ADJUSTED FREE CASH FLOW	$292,720	$113,970	$315,427	$211,663	$262,106

[2] Includes the funding of new loans net of cash repayments and recovery of principal through the sale of inventories acquired from forfeiture of pawn collateral.

	IN THOUSANDS					PER SHARE				
	Y/E 2020	Y/E 2021	Y/E 2022	Y/E 2023	Y/E 2024	Y/E 2020	Y/E 2021	Y/E 2022	Y/E 2023	Y/E 2024
NET INCOME AND DILUTED EARNINGS PER SHARE, AS REPORTED	$106,579	$124,909	$253,495	$219,301	$258,815	$2.56	$3.04	$5.36	$4.80	$5.73
ADJUSTMENTS, NET OF TAX:										
MERGER AND ACQUISITION EXPENSES	991	11,872	2,878	6,089	1,706	0.02	0.29	0.06	0.13	0.04
NON-CASH FOREIGN CURRENCY (GAIN) LOSS RELATED TO LEASE LIABILITY	874	451	(930)	(1,778)	2,627	0.02	0.01	(0.02)	(0.04)	0.06
AFF PURCHASE ACCOUNTING ADJUSTMENTS	—	37,278	82,432	54,341	38,289	—	0.91	1.74	1.19	0.85
GAIN ON REVALUATION OF CONTINGENT ACQUISITION CONSIDERATION	—	(13,761)	(90,035)	—	—	—	(0.33)	(1.91)	—	—
OTHER EXPENSES (INCOME), NET	7,672	730	(2,103)	(1,079)	1,243	0.19	0.02	(0.04)	(0.02)	0.02
LOSS ON EXTINGUISHMENT OF DEBT	9,037	—	—	—	—	0.22	—	—	—	—
ADJUSTED NET INCOME	$125,153	$161,479	$245,737	$276,874	$302,680	$3.01	$3.94	$5.19	$6.06	$6.70

	QTD Q4 2022	QTD Q1 2023	QTD Q2 2023	QTD Q3 2023	QTD Q4 2023	QTD Q1 2024	QTD Q2 2024	QTD Q3 2024	QTD Q4 2024
AFF Revenue, as Reported	$212,668	$238,080	$247,997	$250,795	$249,628	$263,058	$251,369	$249,758	$247,947
AFF Purchase Accounting Adjustments[3]	7,859	—	—	—	—	—	—	—	—
AFF Adjusted Revenue	$220,527	$238,080	$247,997	$250,795	$249,628	$263,058	$251,369	$249,758	$247,947

	QTD Q4 2022	QTD Q1 2023	QTD Q2 2023	QTD Q3 2023	QTD Q4 2023	QTD Q1 2024	QTD Q2 2024	QTD Q3 2024	QTD Q4 2024
AFF Segment Contribution, as Reported	$22,496	$23,197	$25,831	$39,449	$43,539	$33,149	$25,909	$30,186	$39,385
AFF Purchase Accounting Adjustments[3]	8,760	—	—	—	—	—	—	—	—
AFF Adjusted Segment Contribution	$31,256	$23,197	$25,831	$39,449	$43,539	$33,149	$25,909	$30,186	$39,385

[3] As a result of purchase accounting, AFF's as reported amounts contain significant fair value adjustments. The adjusted amounts exclude these fair value purchase accounting adjustments.

PAGE 30

31PAGEFIRSTCASH HOLDINGS, INC. GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998 GET IN TOUCH WITH US: INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650 NASDAQ: FCFS